EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
25-Mar-04                                                            31-Mar-04

Distribution Date:          BMW VEHICLE OWNER TRUST 2001-A            Period #
                            ------------------------------
26-Apr-04                                                                   35

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

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Balances
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                                                                                            Initial                  Period End
      Receivables                                                                    $1,489,992,840                $188,688,292
      Pre-Funding Account                                                               $99,965,067                          $0
      Capitalized Interest Account                                                       $1,045,665                          $0
      Reserve Account                                                                   $22,349,893                 $11,924,684
      Yield Supplement Overcollateralization                                             $8,157,907                    $608,299
      Class A-1 Notes                                                                  $329,000,000                          $0
      Class A-2 Notes                                                                  $448,000,000                          $0
      Class A-3 Notes                                                                  $499,000,000                          $0
      Class A-4 Notes                                                                  $274,000,000                $156,279,993
      Class B Notes                                                                     $31,800,000                 $31,800,000

Current Collection Period
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      Beginning Receivables Outstanding                                                $209,028,580
      Calculation of Total Distribution Amount
           Regular Principal Distributable Amount
                Receipts of Scheduled Principal                                         $13,059,512
                Receipts of Pre-Paid Principal                                           $6,860,658
                Liquidation Proceeds                                                       $183,420
                Principal Balance Allocable to Gross Charge-offs                           $236,698
                Release from Pre-Funding Account                                                 $0
           Total Receipts of Principal                                                  $20,340,288

           Interest Distribution Amount
                Receipts of Interest                                                     $1,297,651
                Servicer Advances                                                                $0
                Reimbursement of Previous Servicer Advances                                ($65,685)
                Accrued Interest on Purchased Receivables                                        $0
                Recoveries                                                                  $48,471
                Capitalized Interest Payments                                                    $0
                Net Investment Earnings                                                      $9,037
           Total Receipts of Interest                                                    $1,289,474

           Release from Reserve Account                                                          $0

      Total Distribution Amount                                                         $21,393,064

      Ending Receivables Outstanding                                                   $188,688,292

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                            $1,718,383
      Current Period Servicer Advance                                                            $0
      Current Reimbursement of Previous Servicer Advance                                   ($65,685)
      Ending Period Unreimbursed Previous Servicer Advances                              $1,652,698

Collection Account
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      Deposits to Collection Account                                                    $21,393,064
      Withdrawals from Collection Account
           Servicing Fees                                                                  $174,190
           Class A Noteholder Interest Distribution                                        $751,739
           First Priority Principal Distribution                                                 $0
           Class B Noteholder Interest Distribution                                        $144,690
           Regular Principal Distribution                                               $20,253,648
           Reserve Account Deposit                                                               $0
           Unpaid Trustee Fees                                                                   $0
           Excess Funds Released to Depositor                                               $68,797
      Total Distributions from Collection Account                                       $21,393,064


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Excess Funds Released to the Depositor
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           Release from Reserve Account                                        $0
           Release from Collection Account                                $68,797
      Total Excess Funds Released to the Depositor                        $68,797

Note Distribution Account
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      Amount Deposited from the Collection Account                    $21,150,077
      Amount Deposited from the Reserve Account                                $0
      Amount Paid to Noteholders                                      $21,150,077

Distributions
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      Monthly Principal Distributable Amount                      Current Payment         Ending Balance     Per $1,000      Factor
      Class A-1 Notes                                                          $0                     $0          $0.00       0.00%
      Class A-2 Notes                                                          $0                     $0          $0.00       0.00%
      Class A-3 Notes                                                          $0                     $0          $0.00       0.00%
      Class A-4 Notes                                                 $20,253,648           $156,279,993         $73.92      57.04%
      Class B Notes                                                            $0            $31,800,000          $0.00     100.00%

      Interest Distributable Amount                               Current Payment             Per $1,000
      Class A-1 Notes                                                          $0                  $0.00
      Class A-2 Notes                                                          $0                  $0.00
      Class A-3 Notes                                                          $0                  $0.00
      Class A-4 Notes                                                    $751,739                  $2.74
      Class B Notes                                                      $144,690                  $4.55



Carryover Shortfalls
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                                                                         Prior
                                                                    Period Carryover        Current Payment     Per $1,000
      Class A-1 Interest Carryover Shortfall                                   $0                     $0             $0
      Class A-2 Interest Carryover Shortfall                                   $0                     $0             $0
      Class A-3 Interest Carryover Shortfall                                   $0                     $0             $0
      Class A-4 Interest Carryover Shortfall                                   $0                     $0             $0
      Class B Interest Carryover Shortfall                                     $0                     $0             $0


Receivables Data
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                                                                 Beginning Period          Ending Period
      Number of Contracts                                                  23,458                 22,202
      Weighted Average Remaining Term                                       19.77                  18.96
      Weighted Average Annual Percentage Rate                               7.63%                  7.64%

      Delinquencies Aging Profile End of Period                     Dollar Amount             Percentage
           Current                                                   $161,481,423                 85.58%
           1-29 days                                                  $20,713,971                 10.98%
           30-59 days                                                  $4,888,230                  2.59%
           60-89 days                                                    $847,238                  0.45%
           90-119 days                                                   $108,925                  0.06%
           120+ days                                                     $648,506                  0.34%
           Total                                                     $188,688,292                100.00%
           Delinquent Receivables +30 days past due                    $6,492,898                  3.44%


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      Charge-offs
           Gross Principal Charge-Offs for Current Period                                $236,698
           Recoveries for Current Period                                                  $48,471
           Net Losses for Current Period                                                 $188,227

           Cumulative Realized Losses                                                  $9,111,415


      Repossessions                                                                 Dollar Amount        Units
           Beginning Period Repossessed Receivables Balance                              $628,343          45
           Ending Period Repossessed Receivables Balance                                 $554,645          44
           Principal Balance of 90+ Day Repossessed Vehicles                             $163,693          11



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                                   $694,939
      Beginning Period Amount                                                            $694,939
      Ending Period Required Amount                                                      $608,299
      Current Period Release                                                              $86,641
      Ending Period Amount                                                               $608,299
      Next Distribution Date Required Amount                                             $529,079

Capitalized Interest Account
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      Beginning Period Required Amount                                                         $0
      Beginning Period Amount                                                                  $0
      Net Investment Earnings                                                                  $0
      Current Period Release to Depositor                                                      $0
      Ending Period Required Amount                                                            $0
      Ending Period Amount                                                                     $0


Pre-Funding Account
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      Beginning Period Amount                                                                  $0
      Net Investment Earnings                                                                  $0
      Release to Servicer for Additional Loans                                                 $0
      Current Period Release for Deposit to Collection Account                                 $0
      Ending Period Amount                                                                     $0

Reserve Account
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      Beginning Period Required Amount                                                $11,924,684
      Beginning Period Amount                                                         $11,924,684
      Net Investment Earnings                                                              $9,037
      Current Period Deposit                                                                   $0
      Current Period Release to Collection Account                                             $0
      Current Period Release to Depositor                                                      $0
      Ending Period Required Amount                                                   $11,924,684
      Ending Period Amount                                                            $11,924,684


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